UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2007

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of New Director

On July 17, 2007, the Board of Directors of Pacific Mercantile Bancorp elected Gary W. Williams as a member of the Board. Mr. Williams also is, and since February 2007 has been, a director of Pacific Mercantile Bank, the Company’s wholly owned banking subsidiary (the “Bank”).

Mr. Williams is, and since 1992 has been, the owner and president of Garcher Enterprises Inc., which owns Area Franchise Rights for all Mail Box Etc. and UPS Retail Stores in Los Angeles, Orange and San Diego Counties in California, overseeing a total 257 stores in that three-county area. From 1987 until 1992, Mr. Williams was the President of Mail Boxes Coast to Coast (“MBCC”), a publicly traded company that owned the Mail Boxes Etc. Area Franchise Rights for New York City and Queens, and for Nassau and Suffolk Counties, in New York.

Mr. Williams has been appointed to serve on the Compensation and Nominating Committees of the Company’s Board of Directors.

In November 2004, prior to becoming a director of the Bank and the Company, the Bank made loans to Mr. Williams and his affiliates in the ordinary course of its business. Those loans were made on the same terms, including interest rates and collateral securing the loans, as those prevailing at the time for comparable loan transactions with persons of comparable creditworthiness who had no affiliation with the Company or the Bank and did not involve more than the normal risk of collectibility of loans made to other unaffiliated customers of the Bank. There are no other transactions between the Company or the Bank, on the one hand, and Mr. Williams or any of his affiliates, on the other hand.

Item 7.01	Regulation FD Disclosure

On July 19, 2007, the Company issued a press release announcing the election of Gary Williams to its Board of Directors.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued July 19, 2007, announcing the election of Gary W. Williams as a new director of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: July 23, 2007	By:	/s/ NANCY GRAY
Nancy Gray, Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued July 19, 2007, announcing the election of Gary W. Williams as a new director of the Company.

E-1